Financial Instruments and Fair Value Measurements - Senior Notes and Credit Facilities (Details) (Significant other Observable Inputs (Level 2), USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Senior Unsecured Notes
Senior notes and credit facilities:
Senior notes, estimated fair value	$ 519,065
Senior notes, carrying value net of financing fees	491,704
Drill Rigs Senior Notes
Senior notes and credit facilities:
Senior notes, estimated fair value	798,000
Senior notes, carrying value net of financing fees	781,001
Credit facility - Deutsche Bank Luxembourg SA
Senior notes and credit facilities:
Fixed rate credit facility, estimated fair value	511,453
Credit facility, carrying value net of financing fees	$ 450,433